
<ARTICLE>5
<LEGEND>This schedule contains summary financial information extracted from the registrant's financial statements included in the Form 10-K/A (Amendment
No. 1) for the year-end indicated below and is qualified in its entirety by reference to such financial statements.
</LEGEND>
<MULTIPLIER>1,000

<PERIOD-TYPE>                          12-MOS
<FISCAL-YEAR-END>                      DEC-31-1998
<PERIOD-START>                         JAN-01-1998
<PERIOD-END>                           DEC-31-1998
<CASH>                                         213
<SECURITIES>                                     0
<RECEIVABLES>                               30,208
<ALLOWANCES>                                   512
<INVENTORY>                                 14,506
<CURRENT-ASSETS>                            71,791
<PP&E>                                      38,330
<DEPRECIATION>                              19,740
<TOTAL-ASSETS>                             108,496
<CURRENT-LIABILITIES>                       23,037<F1>
<BONDS>                                     49,924
<PREFERRED-MANDATORY>                            0
<PREFERRED>                                  8,482
<COMMON>                                         3
<OTHER-SE>                                  (8,597)<F2>
<TOTAL-LIABILITY-AND-EQUITY>               108,496
<SALES>                                    134,583
<TOTAL-REVENUES>                           134,583
<CGS>                                      108,616
<TOTAL-COSTS>                              108,616
<OTHER-EXPENSES>                            14,372
<LOSS-PROVISION>                                 0
<INTEREST-EXPENSE>                           7,462
<INCOME-PRETAX>                                 77
<INCOME-TAX>                                    29
<INCOME-CONTINUING>                             48
<DISCONTINUED>                                   0
<EXTRAORDINARY>                                  0
<CHANGES>                                        0
<NET-INCOME>                                (1,471)
<EPS-BASIC>                                (7.27)
<EPS-DILUTED>                                (7.27)

<F1>Excludes revolving credit facility borrowings of $34,005 and current maturities of senior notes of $24,962 at 12/31/98.
<F2>Includes charges to retained earnings of $14.5 million for redemption value of and dividend accretions on preferred stock.
